INVESTOR PRESENTATION: THIRD QUARTER 2024

Safe Harbor and Other Information 3 Company Overview 5 Q3 2024 Results 14 Appendix 20 2 TABLE OF CONTENTS

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 This presentation contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements, including, without limitation, statements regarding our fourth quarter and annual fiscal 2024 results, relate to our current assumptions, projections and expectations about our business and future events. Any such forward-looking statements involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company’s control. The inclusion of such information should not be regarded as a representation by the company, or any other person, that the objectives of the company will be achieved. Words such as “estimate,” “project,” “plan,” “goal,” “believe,” “expect,” “anticipate,” “intend,” “should,” “are confident,” “will,” “could,” “outlook,” and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise any forward-looking statements, including any financial targets or estimates, whether as a result of new information, future events, or otherwise. Factors that may cause results to differ from those expressed in our forward-looking statements include, but are not limited to, the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10- K for the fiscal year ended February 3, 2024, and in our subsequent reports and filings with the Securities and Exchange Commission, as well as the following factors: risks related to changes in global economic and financial conditions, including inflation, and the resulting impact on consumer spending generally and on our operating results, financial condition, and expense management, and our ability to adequately mitigate the impact; risks related to the geopolitical landscape and conflicts, such as the recent attacks on marine vessels in the Red Sea, and the potential escalation of such conflicts and the impact of such conflicts on international trade, supplier delivery or increased freight costs, acts of terrorism, mass casualty events, social unrest, civil disturbance or disobedience; risks related to natural disasters and other unforeseen catastrophic events; risks related to our failure to engage our customers, anticipate customer demand, expectations, and changing fashion trends, and manage our inventory and product delivery; risks related to our failure to operate effectively in a highly competitive and constantly evolving industry; risks related to our ability to execute on, and maintain the success of, our strategic and growth initiatives, including those outlined in our Always Forward Plan; risks related to fluctuations in foreign currency exchange rates; risks related to fluctuations in our tax obligations and effective tax rate, including as a result of earnings and losses generated from our global operations, may result in volatility in our results of operations; risks related to global operations, including changes in the economic or political conditions where we sell or source our products or changes in import tariffs or trade restrictions, including implications related to the change in administration as a result of the 2024 U.S. presidential election; risks and uncertainty related to adverse public health developments; risks associated with climate change and other corporate responsibility issues; risks related to reputational harm to the company, its officers, and directors; risks related to actual or threatened litigation; risks related to cybersecurity threats and privacy or data security breaches; and the potential loss or disruption to our information systems. OTHER INFORMATION As used in this presentation, unless otherwise defined, references to "Abercrombie" and "Abercrombie Brands" includes Abercrombie & Fitch and abercrombie kids and references to "Hollister" and "Hollister Brands" includes Hollister and Gilly Hicks. Additionally, references to "Americas" includes North America and South America, "EMEA" includes Europe, the Middle East and Africa and "APAC" includes the Asia-Pacific region, including Asia and Oceania. 3

4 REPORTING AND USE OF GAAP AND NON-GAAP MEASURES The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the Appendix to this presentation. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America. Sub-totals and totals may not foot due to rounding. Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests. The company believes that each of the non-GAAP financial measures presented are useful to investors as they provide a measure of the company’s operating performance excluding the effect of certain items which the company believes do not reflect its future operating outlook, such as asset impairment charges, therefore supplementing investors’ understanding of comparability of operations across periods. Management used these non-GAAP financial measures during the periods presented to assess the company’s performance and to develop expectations for future operating performance. Non-GAAP financial measures should be used supplemental to, and not as an alternative to, the company’s GAAP financial results, and may not be calculated in the same manner as similar measures presented by other companies. The company provides comparable sales, defined as the percentage year-over-year change in the aggregate of: (1) sales for stores that have been open as the same brand at least one year and whose square footage has not been expanded or reduced by more than 20% within the past year, with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation, and (2) digital net sales with prior year’s net sales converted at the current year’s foreign currency exchange rate to remove the impact of foreign currency rate fluctuation. The company also provides certain financial information on a constant currency basis to enhance investors’ understanding of underlying business trends and operating performance, by removing the impact of foreign currency exchange rate fluctuations. The effect from foreign currency, calculated on a constant currency basis, is determined by applying current year average exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share effect from foreign currency is calculated using a 26% tax rate.

5 Abercrombie & Fitch Co. is a global, digitally-led, omnichannel apparel and accessories retailer catering to kids through millennials with assortments curated for their specific lifestyle needs Our corporate purpose of 'We are here for you on the journey to being and becoming who you are' fuels our customer-led brands and our global associates

COMPANY OVERVIEW 6

$1.46B $1.29B $1.56B $1.73B $2.20B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 60% 40% PRODUCT 247 GLOBAL NET SALES CUSTOMER VOICE EXPERIENCE STORES GLOBALLY (FY 2023) STORES DIGITAL +10% GROWTH CAGR NET SALES BY CHANNEL (FY 2023) POST GRAD LOVES TO TRAVEL FASHION OBSESSED DIGITALLY-LED TARGETING MILLENNIALS ~ ~ 7 NFL COLLECTION

EXPERIENCE $2.16B $1.83B $2.15B $1.96B $2.08B FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 8 518 PRODUCT CUSTOMER VOICE GLOBAL NET SALES NET SALES BY CHANNEL (FY 2023) 30% 70% STORES DIGITAL 2023 BACK TO GROWTH +6% Y/Y COMING INTO THEIR OWN COMFORT OBSESSED VALUE VERSATILITY FINANCIALLY RELIANT TARGETING GEN Z W/ MILLENNIAL PARENTS ~ ~ STORES GLOBALLY (FY 2023) FEEL GOOD FEST COLLEGIATE GRAPHICS SHOP

COMPANY OVERVIEW $72 $127 $70 $(20) $343 $93 $485 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 $3.5 $3.6 $3.6 $3.1 $3.7 $3.7 $4.3 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 STABILIZE & TRANSFORM STABILIZE & TRANSFORM SALES & PROFITABILITY 9 Net Sales (in $ billions) Operating Income (Loss) (in $ millions) COVID CLOSURE IMPACT COVID CLOSURE IMPACT OP MARGIN 11%3%9%(1%)2%4%2%Y/Y GROWTH 16%0%19%(14%)1%3%5% EXPECT AROUND 15% MARGINEXPECT 14% TO 15% GROWTH

COMPANY OVERVIEW 10 1 2 OPERATE WITH FINANCIAL DISCIPLINE •Operate with a more agile cost structure •Seek expense efficiencies while protecting investments in digital, technology and store growth 3 ALWAYS FORWARD PLAN PILLARS ACCELERATE AN ENTERPRISE-WIDE DIGITAL REVOLUTION •"Know Them Better" - continued expansion and acceleration of investments in customer analytics to improve customer engagement •"Wow Them Everywhere" - continued investments in people, systems, and processes to improve the end-to-end customer experience EXECUTE GLOBAL BRAND GROWTH PLANS •Data driven approach to store expansion •Grow brand lovers through digital marketing and social selling

COMPANY OVERVIEW 1 PRODUCT GLOBAL BRAND GROWTH 11 COLLECTIONS & EXTENSIONS • Graphics Licensing • Activewear • A&F Best Dressed Guest DIGITAL CUSTOMER ACQUISITION • Influencer Channel • Social Commerce (Instagram, TikTok, WeChat) • Affiliate Sales GEOGRAPHIC EXPANSION • Localized Physical/Digital Experiences • Fuel Regional Growth (Americas, EMEA, APAC) • Digital Marketplaces VOICE EXPERIENCE

COMPANY OVERVIEW 12 • Lead with Personalization • Fast, Digital Product Testing • Real Estate Location Analytics • Modernize Foundation (Retail ERP, Data Infrastructure) • Consistent Omnichannel experience (Digital and In-Store) • Powerful, Modern Loyalty Program ENTERPRISE-WIDE DIGITAL REVOLUTION2

COMPANY OVERVIEW (1) Reflected as a percent of net sales. (2) Represents the fiscal year-to-date period ending November 2, 2024. Refer to appendix for further detail. 13 $4.3B 62.9% 2023 51.7% 11.3% OPERATING EXPENSE (1) OPERATING MARGIN GROSS PROFIT (1) NET SALES FINANCIAL DISCIPLINE3 $3.7B 56.9% 2022 54.5% 2.5% 2024 YTD (2) GROSS PROFIT RATE expansion from 2022 on improved AUR and lower freight costs OPERATING EXPENSE leverage from 2022 levels driven by sales growth, net of expected inflation and investments in digital infrastructure, marketing $3.4B 65.4% 51.0% 14.4%

+170 BPS Y/Y GROSS MARGIN 65.1% 14.8% For the sixth consecutive quarter, our global team delivered double-digit net sales growth. This great sales performance led to better-than-expected results on both the top and bottom lines. With broad- based growth across regions and brands, we continue to execute at a high level, leveraging our regional playbooks and operating model. Fran Horowitz, CEO Abercrombie & Fitch Co. 14 2024 +14%Y/Y OPERATING MARGIN NET SALES GLOBAL SALES GROWTH FINANCIAL DISCIPLINE +20 BPS Y/Y $1.2B AMERICAS +14%Y/Y EMEA +15%Y/Y APAC +32%Y/Y Q3 UPDATE +15%Y/Y +14%Y/Y

2024 Q3 RESULTS $31 $43 $36 $33 $41 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $868 $1,191 $820 $901 $986 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $158 $219 $165 $200 $182 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 15 Americas Net Sales (in $ millions) EMEA Net Sales (in $ millions) APAC Net Sales (in $ millions) • Net sales up 14% to last year • Comparable sales up 16% to last year (1) • Net sales up 15% to last year • Comparable sales up 13% to last year (1) • Net sales up 32% to last year • Comparable sales up 16% to last year (1) (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2024 Q3 NET SALES RESULTS BY SEGMENT +14% Y/Y +15% Y/Y +32% Y/Y

2024 Q3 RESULTS $509 $698 $449 $552 $579 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $1,056 $1,453 $1,021 $1,134 $1,209 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $548 $755 $572 $582 $630 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 16 Total Company Net Sales (in $ millions) Abercrombie Brands Net Sales (in $ millions) Hollister Brands Net Sales (in $ millions) • Highest Q3 net sales in history • Net sales up 14% to last year • Comparable sales up 16% to last year(1) • Highest Q3 net sales in brand history • Consistent growth across genders, channels and geographies • 52% of total net sales • Highest Q3 net sales in brand history • Sales growth achieved across genders, channels, and geographies • 48% of total net sales (1) Comparable sales are calculated on a constant currency basis. Refer to "Reporting and Use of GAAP and Non-GAAP Measures" for further discussion. 2024 Q3 NET SALES RESULTS BY BRAND +14% Y/Y +15% Y/Y +14% Y/Y

2024 Q3 RESULTS • Benefit from higher AUR growth on reduced promotions • Partially offset by higher freight costs 64.9% 62.9% 66.4% 64.9% 65.1% Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $138 $223 $130 $176 $179 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 17 Gross Profit Rate (as a % of net sales) Operating Income (in $ millions) • Driven by 14% increase in sales compared to Q3 2023, along with gross profit rate expansion and expense leverage 2024 Q3 GROSS PROFIT/ OPERATING INCOME +20 bps Y/Y +$41M Y/Y

2024 Q3 RESULTS CASH & EQUIVALENTS • $683M as compared to $649M last year INVENTORIES • $693M, up 16.4% from last year • Clean, current inventory position across brands SHORT-TERM BORROWINGS • No borrowings outstanding under the company's senior secured revolving credit facility ("ABL Facility") • $450M of borrowing available under ABL Facility as of November 2, 2024 GROSS LONG-TERM BORROWINGS • No borrowings outstanding compared with $300M last year; all remaining outstanding 8.75% Senior Secured Notes, due in July 2025, were redeemed in the second quarter TOTAL LIQUIDITY (1) • $1.1B as compared to $960M last year $595M $469M $449M $540M $693M Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 $0M $100M $200M $300M $400M $500M $600M $700M $800M (1) Liquidity is comprised of cash and equivalents and borrowing available under the ABL Facility. 18 Inventory 2024 Q3 FINANCIAL POSITION

2024 FISCAL OUTLOOK



The following outlook replaces all previous full year guidance. For fiscal 2024, the company now expects:

FY 2024	CURRENT FULL YEAR OUTLOOK	PREVIOUS FULL YEAR OUTLOOK [1]
NET SALES	IN THE RANGE OF 14% TO 15% [2]	IN THE RANGE OF 12% TO 13%
OPERATING MARGIN	AROUND 15% [3]	IN THE RANGE OF 14% TO 15%
EFFECTIVE TAX RATE	MID-20S [4]	MID-20S
CAPITAL EXPENDITURES	~$170 MILLION	~$170 MILLION
REAL ESTATE ACTIVITY (ALL APPROXIMATE)	~20 NET STORE OPENINGS	~20 NET STORE OPENINGS
	60 OPENINGS, 40 CLOSURES	60 OPENINGS, 40 CLOSURES
	60 REMODELS AND RIGHT-SIZES	60 REMODELS AND RIGHT-SIZES

Q4 2024	Q4 OUTLOOK
NET SALES	IN THE RANGE OF 5% TO 7% [5]
OPERATING MARGIN	AROUND 16%
EFFECTIVE TAX RATE	HIGH-20S [4]

(1) Released August 28, 2024

(2) The current outlook includes a 120 basis point adverse impact from the loss of the extra week in 2023. Additionally, the Americas will continue to lead the regional performance and Abercrombie brands will continue to outperform Hollister brands as well as a slight adverse impact from foreign currency.

(3) The current outlook expects the year-over-year improvement to be driven by a higher gross profit rate and operating expense leverage.

(4) The current outlook assumes the rate being sensitive to the jurisdictional mix and level of income.

(5) This outlook includes a 550 basis point adverse impact from the loss of the extra week in 2023 as well as an estimated 100 basis point adverse impact from foreign currency.

A&F Co. | OUTLOOK

19

20 APPENDIX

APPENDIX 2024 Q3 INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. Thirteen Weeks Ended GAAP (in thousands) Q3 2024 % OF NET SALES Q3 2023 % OF NET SALES NET SALES $1,208,966 100.0% $1,056,431 100.0% GROSS PROFIT (1) 786,932 65.1% 685,669 64.9% OPERATING EXPENSE 609,236 50.4% 546,393 51.7% OTHER OPERATING (INCOME) LOSS, NET (1,586) (0.1)% 1,256 0.1% OPERATING INCOME 179,282 14.8% 138,020 13.1% INTEREST (INCOME) EXPENSE, NET (8,733) (0.7)% 671 0.1% INCOME BEFORE INCOME TAXES 188,015 15.6% 137,349 13.0% INCOME TAX EXPENSE 54,151 4.5% 39,617 3.8% NET INCOME $131,979 10.9% $96,211 9.1% NET INCOME PER SHARE ATTRIBUTABLE TO A&F BASIC $2.59 $1.91 DILUTED $2.50 $1.83 WEIGHTED-AVERAGE SHARES BASIC 50,951 50,504 DILUTED 52,869 52,624 21

APPENDIX 2024 YTD INCOME STATEMENT (1) Gross profit is derived from cost of sales, exclusive of depreciation and amortization. Thirty-Nine Weeks Ended GAAP (in thousands) YTD 2024 % OF NET SALES YTD 2023 % OF NET SALES NET SALES $3,363,670 100.0% $2,827,770 100.0% GROSS PROFIT (1) 2,200,651 65.4% 1,779,843 62.9% OPERATING EXPENSE 1,719,506 51.1% 1,522,305 53.8% OTHER OPERATING (INCOME) LOSS, NET (3,611) (0.1)% (4,332) (0.2)% OPERATING INCOME 484,756 14.4% 261,870 9.3% INTEREST (INCOME) EXPENSE, NET (18,959) (0.6)% 5,211 0.2% INCOME BEFORE INCOME TAXES 503,715 15.0% 256,659 9.1% INCOME TAX EXPENSE 119,394 3.5% 82,349 2.9% NET INCOME $384,321 11.4% $174,310 6.2% NET INCOME PER SHARE ATTRIBUTABLE TO A&F BASIC $7.43 $3.38 DILUTED $7.13 $3.25 WEIGHTED-AVERAGE SHARES BASIC 51,030 50,138 DILUTED 53,141 52,154 22

APPENDIX (in thousands) NOVEMBER 2, 2024 FEBRUARY 3, 2024 OCTOBER 28, 2023 CASH AND EQUIVALENTS $683,089 $900,884 $649,489 RECEIVABLES 111,583 78,346 96,762 INVENTORIES 692,596 469,466 595,067 OTHER CURRENT ASSETS 168,499 88,569 100,085 TOTAL CURRENT ASSETS $1,655,767 $1,537,265 $1,441,403 PROPERTY AND EQUIPMENT, NET 570,440 538,033 546,935 OPERATING LEASE RIGHT-OF-USE ASSETS 798,290 678,256 682,559 OTHER ASSETS 245,375 220,679 226,749 TOTAL ASSETS $3,269,872 $2,974,233 $2,897,646 ACCOUNTS PAYABLE $466,303 $296,976 $373,930 ACCRUED EXPENSES 469,148 436,655 402,572 SHORT-TERM PORTION OF OPERATING LEASE LIABILITIES 210,335 179,625 195,025 INCOME TAXES PAYABLE 36,303 53,564 55,615 TOTAL CURRENT LIABILITIES $1,182,089 $966,820 $1,027,142 LONG-TERM PORTION OF OPERATING LEASE LIABILITIES 734,918 646,624 658,923 LONG-TERM BORROWINGS, NET — 222,119 248,033 OTHER LIABILITIES 92,405 88,683 87,435 TOTAL LONG-TERM LIABILITIES $827,323 $957,426 $994,391 TOTAL ABERCROMBIE & FITCH CO. STOCKHOLDERS EQUITY 1,247,133 1,035,160 866,108 NONCONTROLLING INTEREST 13,327 14,827 10,005 TOTAL STOCKHOLDERS' EQUITY $1,260,460 $1,049,987 $876,113 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $3,269,872 $2,974,233 $2,897,646 23 BALANCE SHEET

APPENDIX YEAR TO DATE PERIOD ENDED (in thousands) NOVEMBER 2, 2024 OCTOBER 28, 2023 NET CASH PROVIDED BY OPERATING ACTIVITIES $402,756 $350,142 PURCHASES OF MARKETABLE SECURITIES (55,000) — PURCHASES OF PROPERTY AND EQUIPMENT (132,040) (128,601) PROCEEDS FROM THE SALE OF PROPERTY AND EQUIPMENT — 615 NET CASH USED FOR INVESTING ACTIVITIES $(187,040) $(127,986) REDEMPTION OF SENIOR SECURED NOTES (223,331) (50,933) PAYMENT OF DEBT MODIFICATION COSTS AND FEES (3,273) (180) PURCHASES OF COMMON STOCK (129,807) — ACQUISITION OF COMMON STOCK FOR TAX WITHHOLDING OBLIGATIONS (69,613) (29,079) OTHER FINANCING ACTIVITIES (6,546) (6,914) NET CASH USED FOR FINANCING ACTIVITIES $(432,570) $(87,106) EFFECT OF FOREIGN CURRENCY EXCHANGE RATES ON CASH (1,834) (4,491) NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS $(218,688) $130,559 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, BEGINNING OF PERIOD $909,685 $527,569 CASH AND EQUIVALENTS, AND RESTRICTED CASH AND EQUIVALENTS, END OF PERIOD $690,997 $658,128 STATEMENT OF CASH FLOWS 24

APPENDIX SHARE REPURCHASES (1) (in thousands, except for average cost) NUMBER OF SHARES COST AVERAGE COST TOTAL FY 2021 10,200 $377,290 $36.99 $377,290 FY 2022 4,770 $125,775 $26.37 $125,775 FY 2023 — $— $— $— YTD 2024 924 $129,807 $140.45 $129,807 (in thousands) FY 2021 FY 2022 FY 2023 Q3 2024 ENDING SHARES OUTSTANDING 52,985 49,002 50,500 50,371 25 (1) As part of publicly announced plans or programs. SHARE REPURCHASES SINCE THE START OF 2021, THE COMPANY REPURCHASED APPROXIMATELY 16 MILLION SHARES FOR APPROXIMATELY $633 MILLION. THERE IS APPROXIMATELY $102 MILLION REMAINING UNDER OUR PREVIOUSLY AUTHORIZED SHARE REPURCHASE PROGRAM.

APPENDIX (1) The estimated impact from foreign currency is determined by applying current period exchange rates to prior year results. (2) Net sales by segment are presented by attributing revenues to a physical store location or geographical region that fulfills the order. (3) Abercrombie includes Abercrombie & Fitch and abercrombie kids. (4) Hollister includes Hollister and Gilly Hicks. (in thousands) Q3 2024 Q3 2023 GAAP Δ % NON-GAAP CONSTANT CURRENCY BASIS Δ %GAAP IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) NON-GAAP CONSTANT CURRENCY BASIS NET SALES BY SEGMENT: (2) AMERICAS $986,449 $867,566 ($266) $867,300 14% 14% EMEA 181,592 157,976 5,055 163,031 15% 11% APAC 40,925 30,889 500 31,389 32% 30% TOTAL COMPANY $1,208,966 $1,056,431 $5,289 $1,061,720 14% 14% (in thousands) Q3 2024 Q3 2023 GAAP Δ % NON-GAAP CONSTANT CURRENCY BASIS Δ % GAAP IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) NON-GAAP CONSTANT CURRENCY BASIS NET SALES BY BRAND: ABERCROMBIE (3) $629,835 $547,728 $1,643 $549,371 15% 15% HOLLISTER (4) 579,131 508,703 3,646 512,349 14% 13% TOTAL COMPANY $1,208,966 $1,056,431 $5,289 $1,061,720 14% 14% RECONCILIATION OF GAAP TO NON-GAAP RESULTS 26 NET SALES BY GEOGRAPHY AND BRAND

APPENDIX RECONCILIATION OF GAAP TO NON-GAAP RESULTS NET SALES Q3 2024 Q3 2023 Δ % GAAP $1,208,966 $1,056,431 14% IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — 5,289 (1)% NON-GAAP CONSTANT CURRENCY BASIS $1,208,966 $1,061,720 14% GROSS PROFIT Q3 2024 Q3 2023 Δ BPS (2) GAAP $786,932 $685,669 20 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — 5,319 (20) NON-GAAP CONSTANT CURRENCY BASIS $786,932 $690,988 0 OPERATING INCOME Q3 2024 Q3 2023 Δ BPS (2) GAAP $179,282 $138,020 170 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — 4,915 (40) ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS $179,282 $142,935 130 NET INCOME PER DILUTED SHARE Q3 2024 Q3 2023 Δ $ GAAP $2.50 $1.83 $0.67 IMPACT FROM CHANGES IN FOREIGN CURRENCY EXCHANGE RATES (1) — 0.07 (0.07) ADJUSTED NON-GAAP CONSTANT CURRENCY BASIS $2.50 $1.90 $0.60 (1) The impact from foreign currency is determined by applying current period exchange rates to prior year results and is net of the year-over-year impact from hedging. The per diluted share impact from foreign currency is calculated using a 26% tax rate. (2) The estimated basis point impact has been rounded based on the percentage change. 27 STATEMENT OF OPERATIONS